                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 18, 2003

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                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in Charter)
                              --------------------

         New York                       0-3319                  13-1784308
         --------                       ------                  ----------
  (State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                   File Number)            Identification No.)

                      One Commerce Park, Valhalla, NY 10595
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           (Address of principal executive office, including zip code)

                                 (914) 686-3600
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

            On June 18, 2003,  the  Registrant  announced that it has filed with the Securities and Exchange Commission a Notification of Late Filing
            on form  12b-25  for its  Quarterly  Report  on  Form  10-Q  for the
            Registrant's  third fiscal quarter ended May 3, 2003. For additional information,  reference  is  made  to the  press  release  which  is incorporated  herein by reference and is attached  hereto as Exhibit
            99.01.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial Statements of Business Acquired

                  Not Applicable.

            (b)   Pro Forma Financial Information

                  Not Applicable.

            (c)   Exhibits

                  99.01 Press Release dated June 18, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 19, 2003

                                       DEL GLOBAL TECHNOLOGIES CORP.

                                       By: /s/  Samuel E. Park
                                           -----------------------------------
                                           Samuel E. Park
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

            Exhibit No.                   Description
            -----------                   -----------

            99.01                         Press Release dated June 18, 2003